JEFFERSON-PILOT SEPARATE ACCOUNT A

                    SUPPLEMENT DATED DECEMBER 31, 1996
                      TO PROSPECTUS DATED MAY 1, 1996

Please read this Supplement carefully and retain it for future reference.


The reference to "JP Family of Funds (JPFF)" in the Table of Contents under the heading "INVESTMENT FUND PROSPECTUSES" is hereby deleted.

In the third paragraph on page 1, the first clause of the fourth sentence is hereby deleted and replaced with the following: "The Funds are currently Oppenheimer Variable Account Funds, managed by OppenheimerFunds, Inc.; ".

The words "JP CAPITAL APPRECIATION FUND, INC.; JP INVESTMENT GRADE BOND FUND, INC." in the second full paragraph on page two are hereby deleted and replaced with the following: "OPPENHEIMER VARIABLE ACCOUNTS FUNDS;".

The following changes are made under the heading "DEFINITIONS":

     In definition 18, FUNDS, the abbreviation "JP" is hereby deleted and replaced with the word "Oppenheimer".

     Definition 23, JP FUNDS, is hereby deleted, and definitions numbered 24 through 27, inclusive, are hereby renumbered as definitions 23 through 26, inclusive.

     The following definitions numbered 27 and 28 are hereby added, and definitions previously numbered 28 through 38, inclusive, are hereby renumbered as definitions 29 through 39, inclusive:

          "27. OPPENHEIMER FUNDS - mutual fund series of the Oppenheimer Variable Account Funds which are available under the Contracts -- Oppenheimer Growth Fund and Oppenheimer Bond Fund.

          28. OPPENHEIMER VARIABLE ACCOUNT FUNDS - a diversified open-end investment company registered under the 1940 Act."

In the table located under the subheading "Annual Portfolio Company Expenses", the information concerning JP Capital Appreciation Fund, Inc. and JP Investment Grade Bond Fund, Inc. is hereby deleted and replaced with the following information:

                         Management      Other Expenses      Total Portfolio
                           Fees                               Company Annual
                                                                 Expenses*


Oppenheimer Growth Fund     0.75%             0.04%                0.79%

Oppenheimer Bond Fund       0.75%             0.05%                0.80%



Under the subheading of each "EXAMPLE" (numbers 1-4 inclusive) the information concerning JP Capital Appreciation Fund, Inc. and JP Investment Grade Bond Fund, Inc. is hereby deleted and replaced with the following information:

EXAMPLE 1

                           1 year      3 years     5 years     10 years


Oppenheimer Growth Fund    $85         $129        $180        $325

Oppenheimer Bond Fund      $85         $129        $181        $326


EXAMPLE 2

                           1 year      3 years     5 years     10 years

Oppenheimer Growth Fund    $107        $147        $193        $355

Oppenheimer Bond Fund      $108        $147        $193        $356


EXAMPLE 3

                           1 year      3 years     5 years     10 years

Oppenheimer Growth Fund    $23         $75         $134        $325

Oppenheimer Bond Fund      $23         $75         $135        $326


EXAMPLE 4

                           1 year     3 years      5 years     10 years

Oppenheimer Growth Fund    $25        $82          $148        $355

Oppenheimer Bond Fund      $26        $83          $148        $356


Under the heading "SUB-ACCOUNTS OF THE SEPARATE ACCOUNT AND AVAILABLE FUNDS", the abbreviation "JP" in the second paragraph is hereby deleted and replaced with the word "Oppenheimer", and the third paragraph under such heading is hereby deleted and replaced with the following three paragraphs:

    "The Oppenheimer Variable Account Funds was organized in 1984 as a Massachusetts business trust. The Oppenheimer Variable Account Funds is an open-end, diversified management investment company consisting of nine separate funds, including the Oppenheimer Growth Fund and the Oppenheimer Bond Fund, both organized in 1984.

    The Oppenheimer Variable Account Funds is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the funds' activities, review performance, and review the actions of the manager of the funds, OppenheimerFunds, Inc.

    OppenheimerFunds, Inc., which has operated as an investment adviser since 1959, manages the funds, is responsible for selecting the funds' investments, and handles its day-to-day business. OppenheimerFunds, Inc. carries out its duties, subject to the policies established by the Board of Trustees, under investment advisory agreements for each fund which state the manager's responsibilities. OppenheimerFunds, Inc. (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $55 billion. OppenheimerFunds, Inc. is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of OppenheimerFunds, Inc. and controlled by Massachusetts Mutual Life Insurance Company."

The second and third paragraphs under the heading "INVESTMENT OBJECTIVES OF THE FUNDS" are hereby deleted and replaced with the following two paragraphs:

    "Oppenheimer Growth Fund (Oppenheimer Growth Sub-Account). Oppenheimer
     Growth Fund seeks to achieve capital appreciation by investing in securities of well-known and established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies (having an operating history of at least five years, including predecessors). Current income is a secondary consideration in the selection of its portfolio securities.

     Oppenheimer Bond Fund (Oppenheimer Bond Sub-Account). Oppenheimer Bond Fund's primary objective is to seek a high level of current income by primarily investing in a diversified portfolio of high yield fixed-income securities. Oppenheimer Bond Fund seeks capital growth when consistent with its primary objective. As a matter of fundamental policy, under sound market conditions, Oppenheimer Bond Fund will invest at least 65% of its total assets in bonds. The fund will invest only in securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. However, the fund is not obligated to dispose of securities if the rating is reduced, and therefore may from time to time hold securities rated lower then "Baa" by Moody's or "BBB" by Standard & Poor's."